2Q10 Earnings Conference Call July 29, 2010 Exhibit 99.2

This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2010 earnings conference call held on
July 29, 2010 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-866-458-4759 and entering conference ID#3348243.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2009, and in its subsequent
Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at
www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.
Safe Harbor Statement

2Q10 Results
After-tax income before special items of $158MM* ($1.31/share), pre-tax income of $247MM*
Refining & Supply earned $138MM pre-tax, first positive quarterly earnings since 1Q09
Result of strong operations, improved capture of margin opportunities and continued focus on achieving competitive cost structure
Retail Marketing, Logistics and Coke businesses continue to deliver solid and consistent results
Strategic Outlook
We remain focused on the fundamentals: running our refineries safely and reliably at optimal capacity utilization, lowering our breakeven cost per barrel, and improving margin capture, all of which are designed to increase our cash generation from operations
Actions to improve balance sheet and strengthen our liquidity have positioned us to take advantage of attractive growth opportunities
* For reconciliation to Net Income (Loss), see Slides 13 and 14. Special Items in 2Q10 include a net charge of $13MM after-tax, primarily related to pension settlement losses and termination costs.
Summary

YTD
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 2010
Refining & Supply:
    Continuing Operations
26        (130)     (182)    (227)      (70)      138      68
    Discontinued Tulsa Operations
15        (10)       -         -           -         -          -
Retail Marketing
9          18        83       36        34       73       107
Logistics
48        41        30       33        27       30       57
Coke
33        61        47       52        51       56       107
Chemicals
    Continuing Operations
(17)       (6)         (4)        6          5        7         12
    Discontinued Polypropylene Operations
11        6          2         3          33       -          33
Corp. & Net Fin.
(35)       (34)       (38)      (44)       (51)      (57)      (108)
    Pre-Tax Income (Loss) Before Special Items 90        (54)       (62)      (141)      29       247      276

Pre-Tax Income (Loss) Before Special Items*, MM$
247
29
(141)
(62)
(54)
90
($200)
($100)
$0
$100
$200
$300
* Pre-Tax Income (Loss) Before Special Items. For reconciliation to Net Income (Loss), see Slide 14.

Strong operations with refinery system crude unit utilization of 92% and conversion unit utilization of 90%
Seized margin opportunities, achieving 113% capture rate of benchmark
Maintaining competitive cost structure and delivering cost savings after closure of Eagle Point in 4Q09
Market is expected to remain challenging with continued economic weakness and additional global supply => we remain focused on fundamentals
Refining & Supply - 2Q10 Pre-Tax Income*, MM$
* Pre-Tax Business Unit Income Before Special Items, excluding discontinued Tulsa refining operations.
For reconciliation to Net Income (Loss), see Slide 14.
26
(130)
(182)
(227)
(70)
138
($300)
($200)
($100)
$0
$100
$200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10

* R&S Weighted
Benchmark. For calculation, see Slide 25.
** Excludes discontinued Tulsa refining operations.
Realized Refining Margin vs. Benchmark*, $/B
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Refining & Supply
Realized Margin ** 6.33 3.65 2.72 1.96 3.66 4.08 7.34 5.82
Weighted Benchmark * 5.71 6.05 4.57 3.59 4.98 5.67 6.51 6.09
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59) 0.83 (0.27)
Margin Capture Rate 111% 60% 60% 55% 73% 72% 113% 96%
Actual vs. Weighted Benchmark:
Crude 1.40 0.18 0.10 (0.61) 0.27 (0.92) 0.33 (0.30)
Product (0.78) (2.58) (1.95) (1.02) (1.59) (0.67) 0.50 0.03
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59) 0.83 (0.27)

(0.33)
0.61
0.92
(0.10)
(0.18)
(1.40)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Crude Cost vs. Weighted Benchmark
0.50
(0.67)
(1.02)
(1.95)
(2.58)
(0.78)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Products vs. Weighted Benchmark
Total Refining & Supply (excluding Tulsa)
* R&S Weighted
Benchmark. For calculation, see Slide 25.
2Q10 Comments:
Timing benefit due to falling crude prices
during the quarter
Toledo benefited from favorable market
structure & quality differentials vs WTI
Offset by transportation costs above
benchmark, consistent with 1Q10
2Q10 Comments:
Strong realizations on benchmark products
with focus on matching operations to margin
opportunities
Supported by strong operations – high
utilization of both crude and conversion units
Realized Refining Margin vs. Benchmark*, $/B

Retail Marketing – Pre-Tax Earnings of $73MM
Higher margins due to falling wholesale prices during the quarter;
seasonal improvement in demand from 1Q10
Logistics – Pre-Tax Earnings of $30MM
Largely contributions from Sunoco Logistics Partners L.P. (NYSE:
SXL); lower than 2Q09 related primarily to lower income from market-related activities
Coke – Pre-Tax Earnings of $56MM
Versus 1Q10, reflects improved operations of Granite City offset by lower coal contract prices that phased in during the quarter
Maintain full year guidance of net income between $125MM -
$140MM
* Pre-Tax Business Unit Income Before Special Items, excluding income attributable to non-controlling interests. For reconciliation to Net Income (Loss), see Slide 14.
Non-Refining Business Income* - 2Q10

2Q10 Cash Flow, MM$
SUN
SXL (ex SXL) Sunoco
Cash flow from Operations
23 432 455
Capital Program
(50) (130) (180)
Free Cash Flow (27) 302 275
Divestments
- 358 358
Dividends to Sunoco Shareholders - (18) (18)
Distributions & Other (23) (14) (37)
SXL Dividends to Sunoco (22) 22 -
Net Cash Flow before Net Debt Activity (72) 650 578
Net Debt Activity
72 - 72
Net Increase in Cash & Cash Equivalents
- 650 650
2Q10

12/31/09 3/31/10 6/30/10
Sunoco (ex-SXL)* 32% 16% -6%
SXL 50% 63% 65%
  Consolidated** 41% 34% 25%
Sunoco Net Debt/(Cash)     1,223        498       (153)
SXL Net Debt
       866     1,139     1,211
Total Net Debt, MM$     2,089     1,637     1,058
Total Cash, MM$        377        812     1,462
34%
25%
41%
-6%
16%
32%
Consolidated
Sunoco (ex-SXL)
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slides 18 and 19.
Net Debt-to-Capital Ratio, %

Decisive actions beginning to show results
Refining profitability reflects focus on margin capture, cost reduction & reliability
Improved balance sheet: $1.5 billion of cash & no net debt at SUN parent level
Non-Refining businesses generating value
Market remains challenging, but Sunoco is prepared
Focused on fundamentals
Run safely & reliably at optimal capacity utilization
Improve margin capture
Lower our break-even cost per barrel
Protect the balance sheet
Positioning for future success
Become premier provider of transportation fuels in our markets
Achieve sustainably lower cost structure
Separate SunCoke Energy
Grow through SXL & Retail business
Key Takeaways

Appendix

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
   Refining & Supply
      Continuing Operations
14      (77)      (118)    (135)    (316)    (42)      86      44
      Discontinued Tulsa Operations
9        (6)       -         -         3         -         -         -
   Retail Marketing
6        10       49       21       86       21       45      66
   Logistics
30      26       19       22       97       17       20      37
   Coke
25      42       35       78       180     37       41      78
   Chemicals
      Continuing Operations
(12)     (3)       (2)       4         (13)      3         5        8
      Discontinued Polypropylene Operations
8        3         1         2         14       21       -         21
   Corporate Expenses
(11)     (15)      (6)       (6)       (38)      (23)      (20)     (43)
   Net Financing Expenses & Other
(10)     (11)      (12)      (17)      (50)      (17)      (19)     (36)
      Income (Loss) Before Special Items
59      (31)      (34)      (31)      (37)      17       158    175
      Special Items
(47)     (24)      (278)    57       (292)    (80)      (13)     (93)
        Net Income (Loss)
12      (55)      (312)    26       (329)    (63)      145    82
   EPS, $/Share (diluted)
      Income (Loss) Before Special Items
0.50   (0.27)   (0.29)   (0.27)   (0.32)   0.14    1.31   1.46
      Net Income (Loss)
0.10   (0.47)   (2.67)   0.22    (2.81)   (0.53)   1.20   0.69
Earnings Profile, MM$ After-Tax

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
   Refining & Supply
      Continuing Operations
26      (130)    (182)    (227)    (513)    (70)      138    68
      Discontinued Tulsa Operations 15      (10)      -         -         5         -         -         -
   Retail Marketing 9        18       83       36       146     34       73      107
   Logistics
48      41       30       33       152     27       30      57
   Coke
33      61       47       52       193     51       56      107
   Chemicals
      Continuing Operations
(17)     (6)       (4)       6         (21)      5         7        12
      Discontinued Polypropylene Operations
11      6         2         3         22       33       -         33
   Corporate Expenses
(18)     (15)      (18)      (16)      (67)      (23)      (30)     (53)
   Net Financing Expenses & Other
(17)     (19)      (20)      (28)      (84)      (28)      (27)     (55)
      Pre-Tax Income (Loss) Before Special Items
90      (54)      (62)      (141)    (167)    29       247 276
      Pre-Tax Special Items
(79)     (41)      (467)    94       (493)    (214)    (22)     (236)
        Pre-Tax Income (Loss)
11      (95)      (529)    (47)      (660)    (185)    225    40
        Income Tax Expense (Benefit) (1)      (40)      (217)    (73)      (331)    (122)    80      (42)
            Net Income (Loss) 12      (55)      (312)    26       (329)    (63)      145    82
Earnings Profile, MM$ Pre-Tax

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Realized Margin Indicators
Refining & Supply, $/B* 6.33 3.65 2.72 1.96 3.66 4.08 7.34 5.82
Retail Marketing, cpg
   Gasoline 6.4 7.0 13.0 8.8 8.9 8.9 11.5 10.2
   Distillate 24.5 12.0 11.7 7.9 14.8 8.0 9.0 8.5
Chemicals, cpp** 6.6 8.2 7.3 9.7 8.0 9.9 8.9 9.4
Market Indicators
Dated Brent Crude Oil, $/B 44.40 58.79 68.27 74.56 61.51 76.24 78.30 77.27
Natural Gas, $/DT 4.48 3.81 3.44 4.92 4.16 5.04 4.34 4.69
* Excludes discontinued Tulsa refining operations.
** Excludes discontinued polypropylene operations.
Key Indicators

* Excludes discontinued Tulsa refining operations.
Key Volume Indicators – Refining & Supply
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Total Refining & Supply *
Crude Throughputs, MB/D 627 644 613 617 625 533 618 576
% Capacity 76 78 74 85 78 79 92 85
Net Prod. Available for Sale, MB/D 689 720 669 682 690 591 664 628
Net Prod. Available for Sale, MMB 62 66 62 62 252 53 61 114

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Retail Marketing
   Gasoline Sales, MM Gal 1,066   1,147      1,140      1,108      4,461       1,026       1,130      2,156
   Middle Distillate Sales, MM Gal
138      116         114         95           463          91            114         205
      Total Sales, MM Gal   1,204       1,263       1,254       1,203       4,924       1,117      1,244     2,361
   Gasoline and Diesel Throughput      143          153          156          153          151          147         159        153
     (Company-Owned or Leased Outlets)
     (M Gal/Site/Month)
   Merchandise Sales (M$/Store/Month)        78            92          104            91            91            88         104          96
Chemicals*
   Phenol and Related Sales, MM#      407          427          483          457       1,774          449         554     1,003
Coke
   Production, M Tons:
      United States      681          694          715          778       2,868          841         883     1,724
      Brazil 280      282         321         383         1,266       413          422         835
* Excludes discontinued polypropylene operations.
Key Volume Indicators – Non-Refining

* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
**  The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
*** Capital excludes noncontrolling interests.
Proforma Proforma
  SUN    SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 1,141 1,306 2,447 1,213 1,306 2,519
Plus: Debt Guarantees -          2 2 -          1 1
Less: Cash (2)            (810)         (812)        (2)            (1,460)      (1,462)
Net Debt 1,139       498          1,637       1,211       (153)        1,058
Equity* 657 2,712 2,712 664 2,831 2,831
SXL Noncontrolling Interest -          -           414         -          -          418
Capital 1,796       3,210       4,763       1,875       2,678       4,307
Net Debt / Capital (Sunoco
  Revolver Covenant Basis)** 63% 16% 34% 65% -6% 25%
Debt / Capital (GAAP Basis) *** 47% 47%
3/31/2010 6/30/2010
Financial Ratios, MM$ except ratios

* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
**  The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
*** Capital excludes noncontrolling interests.
Financial Ratios, MM$ except ratios
Proforma
  SUN
SXL (ex SXL) Sunoco
Debt 868 1,596 2,464
Plus: Debt Guarantees -          2 2
Less: Cash (2)            (375)         (377)
Net Debt 866         1,223       2,089
Equity* 862 2,557 2,557
SXL Noncontrolling Interest -          -           488
Capital 1,728       3,780       5,134
Net Debt / Capital (Sunoco
  Revolver Covenant Basis)** 50% 32% 41%
Debt / Capital (GAAP Basis) *** 49%
12/31/2009

20 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 12/31/2009 3/31/2010 6/30/2010 SXL Sunoco 1.7 * Includes cash and cash equivalents of $0.4B, $0.8B and $1.5B at 12/31/09, 3/31/10 and 6/30/10. 2.7 Liquidity*, B$ 3.2

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Total Refining & Supply *
Net Production, MB/D 689.1    720.2    669.2      681.7      689.9      590.5      664.2      627.6
Gasoline 51% 51% 52% 53% 52% 52% 52% 52%
Middle Distillates 34% 32% 33% 32% 32% 34% 37% 36%
Residual Fuel 9% 9% 9% 8% 9% 6% 6% 6%
Petrochemicals 3% 4% 4% 4% 4% 4% 3% 3%
Other 8% 9% 7% 8% 8% 9% 7% 8%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5%
* Excludes discontinued Tulsa refining operations.
Refining & Supply – Products Manufactured

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Total Refining & Supply *
Gasoline Production, MB/D 350.0 370.3 346.0 365.5 357.9 306.3 343.1 324.8
RFG 46% 46% 55% 45% 48% 47% 48% 47%
Conventional 54% 54% 45% 55% 52% 53% 52% 53%
Distillate Production, MB/D 233.4 229.5 219.3 219.3 225.3 202.4 244.5 223.5
On-Road Diesel Fuel 47% 53% 56% 52% 52% 53% 66% 60%
Heating Oil / Off-Road Diesel 30% 22% 23% 25% 25% 28% 15% 21%
Jet Fuel 20% 23% 19% 21% 21% 17% 19% 18%
Kerosene/Other 3% 2% 2% 2% 2% 2% 0% 1%
* Excludes discontinued Tulsa refining operations.
Refining & Supply – Gasoline and Distillate Production

Granite City Start Up
The ramp up during 1Q10 was slower than planned
Operational improvements were implemented during 2Q10
Impact to income guidance in 2010 expected to be offset by benefits from higher coal prices extending out further than planned and lower costs
Middletown Plant Update
Construction began in early April 2010 with coke production expected in 2H 2011
Total capital spend projected at $380MM, including capitalized interest of approximately $25MM
Jewell Mining Expansion Planned
Expand production from Jewell mines by 500,000 tons per year (increase of 40%)
Will be producing at annualized rate of 1.75MM tons by late 2012
Total capital spend estimated to be approximately $25MM through 2014
Expansion provides an opportunity for income growth
Also updating coal reserve study
SunCoke Update

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Will create two well-positioned businesses:
Leading high-quality metallurgical coke manufacturer with
operations in the U.S. and abroad
Streamlined fuels business that is better positioned to become the premier provider of transportation fuels in its markets
Separation planned for first half of 2011
Evaluating a number of strategic options for separation
Will ultimately separate 100%
Enhances both businesses and allows each to pursue
more focused strategic plan
Unlocking Shareholder Value via SunCoke Separation

Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation*
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low**
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $2.25 for transportation*
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Northeast 6-3-2-1
  Value-Added Benchmark
5.32 5.23 4.10 3.85 4.62 6.09 5.91 6.00
Toledo 4-3-1
  Benchmark
7.28 9.36 6.41 2.56 6.40 3.99 8.89 6.44
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 2010
Northeast 6-3-2-1
  at 80% weight
4.26        4.18      3.28      3.08      3.70      4.87        4.73        4.80
Toledo 4-3-1
  at 20% weight
1.45        1.87      1.29      0.51      1.28      0.80        1.78        1.29
R&S Weighted Benchmark
5.71        6.05      4.57      3.59      4.98      5.67        6.51        6.09
* Benchmarks were updated in 1Q10 to reflect higher market crude transportation costs and all prior periods were restated for these new transportation costs.
** The Toledo benchmark was updated effective 1/1/2010 to include the US Gulf Coast Jet component. However, prior to 2010, the benchmarks were not restated for this change due to immateriality.
Sunoco Refining Weighted Benchmark Margin, $/B

26 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Clare McGrory (215) 977-6764 For More Information